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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-2




Section 7.3 Indenture                              Distribution Date:  6/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on
             the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,097,147.33
             Class B Note Interest Requirement                        109,563.61
             Class C Note Interest Requirement                        233,160.00
                       Total                                        1,439,870.94

        Amount of the distribution allocable to the interest on the
             Notes per $1,000 of the initial principal balance
             of the Notes
             Class A Note Interest Requirement                           0.97472
             Class B Note Interest Requirement                           1.16806
             Class C Note Interest Requirement                           1.93333

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        1,125,600,000
             Class B Note Principal Balance                           93,800,000
             Class C Note Principal Balance                          120,600,000

(iv)    Amount on deposit in Owner Trust Spread Account            13,400,000.00

(v)     Required Owner Trust Spread Account Amount                 13,400,000.00



                                                By:
                                                    --------------------
                                                Name:  Patricia M. Garvey
                                                Title: Vice President